UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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(   )Confidential, for Use of the Commission Only (as permitted by

Rule 14a-6(e)(2))

(   )Definitive Proxy Statement

(X)Definitive Additional Materials

(   )Soliciting Material Pursuant to Section 240.14a-11(c) or

Section 240.14a-12

ALJ Regional Holdings, Inc.

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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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1

SPECIAL MEETING OF STOCKHOLDERS OF    ALJ REGIONAL HOLDINGS, INC.    April 11, 2022    GO GREEN    e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.   NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Meeting, Proxy Statement and Proxy Card are available at http://www.astproxyportal.com/ast/10808/special   Please sign, date and mail your proxy card in the envelope provided as soon as possible.    Please detach along perforated line and mail in the envelope provided.    00030030300000001000 7 041222    1. To approve the sale (the “Phoenix Color Sale”) of Phoenix Color Corp., a directwholly owned subsidiary ofALJ Regional Holdings, Inc., to LSC Communications Book LLC, pursuant to the terms and conditions of the Stock Purchase Agreement, dated as of February 3, 2022, among ALJ Regional Holdings, Inc., LSC Communications Book LLC and Phoenix Color Corp., to the extent that thesale constitutes a sale of substantially all of the assets of ALJ Regional Holdings, Inc. under Delaware law. 2. To approve the compensation of ALJ Regional Holdings, Inc.'s named executive officers based on or that otherwise relates to the Phoenix Color Sale as disclosed pursuant to Item 402(t) of Regulation S-K in the accompanying proxy statement. 3. To approve the adjournment or postponement of the Special Meeting to another date, time or place, if necessary or appropriate, for the purpose of soliciting additional proxies for the proposals to be acted upon at the Special Meeting in theevent that there are insufficient votes at the time of the Special Meeting or any adjournment thereof to approve one or more of the foregoing proposals. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. Ifnodirectionismade,thisproxywillbevoted"FOR"eachofProposals1,2and3. THEBOARDOFDIRECTORSRECOMMENDSAVOTE“FOR”EACHOFPROPOSALS1,2AND3. PLEASESIGN,DATEANDRETURNPROMPTLYINTHEENCLOSEDENVELOPE.PLEASEMARKYOURVOTEINBLUEORBLACKINKASSHOWNHEREx FORAGAINSTABSTAIN MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted viathis method.   Signature of Stockholder   Date:   Signature of Stockholder   Date:   Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. RETURNPROMPTLYINTHEENCLOSEDENVELOPE.PLEASEMARKYOURVOTEINBLUEORBLACKINKASSHOWNHEREx  FORAGAINSTABSTAIN MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.  To change the address on your account, please check the box at right and  indicate your new address in the address space above. Please note that  changestotheregisteredname(s)ontheaccountmaynotbesubmittedviathis method.   Signature of Stockholder   Date:   Signature of Stockholder   Date:   Note:  Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full  title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.